Liabilities in Respect of IIA Grants	12 Months Ended
Dec. 31, 2024
Disclosure of israeli innovation authority grants [Abstract]
Liabilities in Respect of IIA Grants
Note 14:	Liabilities in Respect of IIA Grants

	December 31
	2024	2023

Balance as of January 1,	7,803	7,566
Royalties	(212)	(190)
Amounts carried to Profit or Loss	752	427
Balance as of December 31,	8,343	7,803

Current maturities	(194)	(126)
Long term liabilities in respect of IIA grants	8,149	7,677

The Company is committed to pay royalties to the IIA up to the total grants received plus the applicable accrued interest. The total amount of grants received from IIA including accrued interest, net of royalties as of December 31, 2024 is approximately $13,944, while the amortized cost of this liability as of that date is $ 8,343, using the interest method.